As filed with the Securities and Exchange Commission on September 8, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

811-09887
(Investment Company Act file number)

Kit Cole Investment Trust
(Exact name of registrant as specified in charter)

851 Irwin Street, Suite 301
San Rafael, CA 94901
(Address of principal executive offices) (Zip code)

Jeff Tappan
851 Irwin Street, Suite 301
San Rafael, CA 94901
(Name and address of agent for service)

(866) 548-2653
(Registrant's telephone number, including area code)

Date of fiscal year end: June 30, 2004

Date of reporting period: June 30, 2004

Item 1. Report to Stockholders.

Annual Report

June 30, 2004

July 16, 2004

Advisor’s Report to the Shareholders:
2004 - A Year of Transition

Stuck in a Trading Range: Why?

After a sizzling 12 months ending December 31, 2003, for the stock market, the pace of upside progress slowed to a virtual halt in 2004. For most of the year, the major averages have traded in a narrow range (up and down 6% from the prices set at the beginning of January 2004). Most stocks’ prices have not been able to break through the highs set on March 5, 2004 and many have been correcting to or through the low end of their trading range. Stocks that have disappointed have reacted severely, but stocks that have positive surprises hardly get the nod. Investors are asking "why?" This is the topic of our discussion.

Background

The rally of 2003 was the result of investors bidding up share prices in anticipation of a strong recovery of the U.S. economy and corporate profits, both of which have occurred. As the following chart demonstrates, the economy, as reflected by the U.S. Gross Domestic Product, (GDP)1, staged a steady and vigorous recovery throughout 2003, and on into the first quarter of 2004.

[1]	The Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property located in the U. S. It is the most comprehensive measure of U. S. economic activity according to the U.S. Bureau of Economic Analysis.

1

Not only has the economy been on a tear but productivity has also been strong.

The rate of increase in productivity has risen from 2.8% per year in 1999 to a high of 4.9% in 2002. Productivity remained high through the 1st quarter of 2004 causing corporate profits to soar and balance sheets to be mended in the last 12 months. It also allowed corporations to defer hiring and new capital expenditures, which explains, in part, why new job creation has been disappointing.

Recovery is forecasted to continue
Nor is the good economic news likely to be over soon. The U.S. economy will thrive for some time to come, according to a mid-year survey of 55 forecasters by The Wall Street Journal. The country’s gross domestic product (GDP) is expected to continue to grow at a rate exceeding 4% throughout the balance of 2004 and at a somewhat lower, but still respectable, rate of 3.7% in the first half of 2005. Unemployment is expected to continue trending down from its current level of 5.6% to 5.3% in November 20042.

The "Other" Side of the Story
All this good news has another side to it. For example, inflation has picked up as the economy has strengthened. From a reading of "0%" in December 2003, inflation has risen to an annual rate of 5.5% in May 2004. Many forecasters, including those in the Wall Street Journal mid-year survey (see above), believe that the recent inflation readings are a blip and will come down to more subdued rates in the future. Nonetheless investors have cause for concern that an inflection point has been reached and the direction of inflation seems to be "up."

_______________

[2]	Ford, Constance Mitchell," Economists See Healthy Growth in Second Half", Wall Street Journal, July 2, 2004. p1.

2

‘Good-bye’ to low interest rates!
Rising inflation brings higher interest rates. This is a new worry for investors. The very high rate of increase of GDP and productivity growth and the spike in inflation, prompted the Federal Reserve to initiate its first increase in Fed Funds interest rate in over 4 years. In a move to prevent the economy from overheating, the Federal Open Market Committee (FOMC) raised Fed Funds rates 1/4%, from 1% to 1.25%, at its June 30, 2004 meeting3,4. While members of the Federal Reserve expressed that the FOMC intended to follow a path of "gradualism,5" at the same time it signaled that it was prepared to continue to raise rates as it saw appropriate:

"Nonetheless, the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability6"

Investors now face an expectation that the Federal Reserve is embarking upon a path involving an unknown number of increases in interest rates in the months ahead. This causes investors to worry that business activity will be slowed and that inflationary pressures will cut into corporate profits because business have little pricing power to recover their increased costs. Nor is this the only fear surrounding rising interest rates.

The effect of inflation on interest rates
Interest rates take into consideration the rate of inflation that investors are expecting over the next 12 months, because lenders insist on receiving a "real" rate of return above inflation. That "real" rate of return is often 2-3% over and above the rate of inflation. For example, if inflation was expected to be 3% during the next year, a lender would want to have a "risk free7" rate of return of at least 5-6%. Therefore, when inflation rises, interest rates rise accordingly.
_______________

[3]	As a point of information, this action took place 12 months from the last decrease in Fed Funds rates, which occurred at the FOMC Meeting of June 26, 2003.
[4]	FOMC Press Release June 30, 2004.
[5]	"The (FOMC) Committee believes that policy accommodation can be removed at a pace that is likely to be measured." FOMC Press Release June 30, 2004.
[6]	Ibid.
[7]	"Risk free" generally refers to obligations of the U.S. Treasury, which are guaranteed by the U.S. Government’s ability to raise taxes to repay its borrowings.

3

The impact of rising interest rates on share prices
A basic premise of equity investing is that a company’s stock is worth the discounted, present value of a company’s per share future profits. The discount factor includes the current "risk free" interest rate as one component. The higher the discount rate the lower the theoretical value of corporate shares.

Rising inflation and rising interest rates are seen as a negative for equities, since higher interest rates reduce the present, discounted value of a dollar of corporate profits and reduce the theoretical market value of corporate shares. The practical application of this concept is that, in a rising interest rate environment, investors are inclined to pay a lower price for every dollar of earnings that a company earns (lower price/earnings ratio).

However, if interest rates rise slowly and are accompanied by even higher corporate earnings growth, the higher interest rate and higher profit growth can offset each other, allowing price/earnings ratios to remain stable8 and stocks to rise in line with profit growth.

In addition to problems in Iraq, record budget deficits, high oil prices, and trouble with Russian banks, investors now have to deal with rising interest rates.

Is it any wonder then that the market has "stalled out?"
".many investors remain on the sidelines, after having lost money in the recent scandal-ridden bear market and are mired in pessimism because of high oil prices and geopolitical tensions9"

How long can this go on?
It is impossible to know. There is historical precedence for a "pause mode" in stock market behavior. Since 1983 the stock market has had 11 other such incidences where sideways periods have

Bloomberg Chart S&P 500 Jan 1, 1991 to December 31, 2001

Past performance is not guarantee of future results.
_______________

8	This is the scenario deemed to be likely by the Federal Reserve Open Market Committee. The June 30, 2004 Federal Reserve Release stated: " The Committee perceives.the attainment of both sustainable growth and price stability for the next few quarters are roughly equal."
9	Bartalos, Greg, "Rebooting the Bull", Barron’s on-line, June 14, 2004.

extended for long periods of time. The average rise of the Dow Jones Industrial Average during these periods, for example, was only 3.5%10. Of these instances, the longest was in 1991, following the recession of 1990, when the S & P 500 treaded water 284 days from February 12, 1991 until December 23, 1991 before it broke out to new highs. The following week the S&P 500 rose 4.7%.

Is the Bull Market Over?
Does all of this mean that the "Bull" market, which began in Oct. of 2002, is over? We don’t think so. Since World War II the average bull market has lasted 50 months11. This is only the 21st month of the current bull-run.

In addition, real GDP has grown over the past four quarters at the fastest rate in 20 years, according to James W. Paulsen, chief investment strategist at Wells Capital Management12. This continues to be an exceptionally powerful economic environment. There are investor concerns that the economy, which hit its peak growth rate in the 3rd quarter of 2003 at an incredible and unsustainable rate of 8.2%, is now decelerating. Nonetheless, the current sustainable forecasted growth rate of the economy is thought to be in the 3.5-4% per year through 2005. This is still impressive.

Furthermore, forecasters (and the Federal Reserve13) believe that the recent move increase in inflation is transitory and that inflation will trend back down in the 2nd half of this year to an annual rate of 2.9%14.
_______________

[10]	Fuerbringer, Jonathan, "135 Days of Counting Sideways", New York Times, June 27, 2004. p. bu 7.
[11]	Bartalos, Greg, "Rebooting the Bull", Barron’s Online, June 14, 2004.
[12]	Ibid.
[13]	"Although income inflation data are somewhat elevated, a portion of the increase appears due to transitory factors", FOMC Press Release, June 30, 2004
[14]	Ford, Constance Mitchell, "Economist see healthy growth in second half", Wall Street Journal, July 2, 2004, p.1

One can conclude from this information that the stock market is currently in a "slump" which will pass over time. What is the catalyst for jump-starting a rally? Positive 2nd quarter earnings; a decline in oil prices; a reduction of inflation; withdrawal of troops from Iraq? Or the stock market could simply turn around on its own accord as it has done in the past.

At the end of the year, is the stock market likely to be higher? We think so. In the meantime, individual stock selection will be a more important tactic for us than "theme" investing.

Discussion of the Fund’s performance for the period
The Fund’s performance in the first quarter fiscal year 2004 was 2.96%, compared to 3.66% for the Russell 1000 Growth Index, the Fund’s benchmark. The consumer discretionary sector contributed the best performance in the portfolio during this period, while healthcare was the weakest sector.

The Fund’s performance in the second quarter was 9.57%, compared to 10.08% for the Fund’s benchmark. The healthcare sector rebounded, and consumer discretionary continued to perform well. In fact, all sectors represented in the portfolio had positive returns in the period. The Fund’s cash position was reduced in response to brighter prospects for an improving economy.

The Fund’s performance in the third quarter was 0.66%, compared to 0.54% for the Fund’s benchmark. Healthcare and financial sectors contributed gains to the portfolio, while the telecom and technology sectors weighed negatively on the performance.

The Fund’s performance in the fourth quarter was -4.34%, compared 1.67% for the Fund’s benchmark. This relative performance was attributable in part to the decline in value of the shares of financial companies held by the Fund, which were adversely affected by a significant slowdown both in transactions and in investment banking business. In addition, technology investments fared poorly during this period due to investor concerns that the earnings of these companies have peaked and that growth rates will be decelerating in the future. Holdings in these business segments are being pared back until there is better visibility in those sectors.

On the other hand, many portfolio holdings showed excellent outcomes in the quarter. Pharmacy benefit managers, specialty retailers, telecommunications, biotechnology and diversified companies all did well and continue to have solid prospects.

The Fund’s total return for fiscal year 2004 was 8.62%, compared to 16.65% for the Fund’s benchmark in the same period.

Sincerely,

Kit M. Cole Portfolio Manager
Kit Cole Strategic Growth Fund

The above outlook reflects the opinion of the advisor, is subject to change, and any forecasts made cannot be guaranteed.

Past performance does not guarantee future results. Mutual fund investing involves risks; including loss of principal.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The Russell 1000 Growth Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Kit Cole Strategic Growth Fund is distributed by Quasar Distributors, LLC. (08/04)

AVERAGE ANNUAL TOTAL RETURN
THROUGH JUNE 30, 2004

			Since Inception
	One Year	Three Year	(11/7/00)
Kit Cole Strategic Growth Fund	8.62%	-12.44%	-20.11%
Russell 1000® Growth Fund Index	16.65%	-4.69%	-12.98%

This chart assumes an initial investment of $10,000 made on 11/7/00 (commencement of operations). Total return is based on the net change in N.A.V. and assuming reinvestment of all dividends and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.kitcolefunds.com.

The Russell 1000® Growth Fund Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. One cannot invest directly in an index.

8

Kit Cole Strategic Growth Fund Schedule of Investments
June 30, 2004

Number of		Market
Shares		Value
	COMMON STOCK - 91.69%
	CONSUMER DISCRETIONARY - 22.27%
	Airlines - 3.18%
12,000	JetBlue Airways Corporation*	$352,560

	Apparel Retail - 6.79%
12,855	Chico’s FAS, Inc.*	580,532
8,762	Pacific Sunwear of California, Inc.*	171,472
		752,004

	Home Improvement Retail - 1.72%
5,396	The Home Depot, Inc.	189,939

	Publishing - 1.73%
4,000	Lee Enterprises, Incorporated	192,040

	Specialty Stores - 5.67%
12,850	PETsMART, Inc.	416,982
7,200	Staples, Inc.	211,032
		628,014

	Wireless Telecomm Services - 3.18%
13,225	Nextel Communications, Inc.*	352,578
	CONSUMER DISCRETIONARY Total	2,467,135

	CONSUMER STAPLES - 1.06%
	Personal Products - 1.06%
3,200	Helen of Troy Limited*	117,984
	CONSUMER STAPLES Total	117,984

See accompanying Notes to the Financial Statements.

9

Kit Cole Strategic Growth Fund Schedule of Investments (continued)
June 30, 2004

Number of		Market
Shares		Value
	COMMON STOCK (Continued)
	FINANCIALS - 10.70%
	Consumer Finance - 3.18%
5,150	Capital One Financial Corporation	$352,157

	Diversified Financial Services - 7.52%
21,350	Ameritrade Holding Corporation*	242,323
19,325	The Charles Schwab Corporation	185,713
3,750	Citigroup Inc.	174,375
2,450	The Goldman Sachs Group, Inc.	230,692
		833,103
	FINANCIALS Total	1,185,260

	HEALTH CARE - 14.94%
	Biotechnology - 1.47%
2,900	Genentech, Inc.*	162,980

	Health Care Distributors & Services - 5.95%
4,225	Express Scripts, Inc.*	334,747
8,175	Laboratory Corporation of America Holdings*	324,547
		659,294

	Health Care Equipment - 1.87%
4,000	Becton, Dickinson and Company	207,200

	Health Care Facilities - 3.42%
12,300	DaVita, Inc.*	379,209

	Pharmaceuticals - 2.23%
7,200	Pfizer Inc.	246,816
	HEALTH CARE Total	1,655,499

See accompanying Notes to the Financial Statements.

10

Kit Cole Strategic Growth Fund Schedule of Investments (continued)
June 30, 2004

Number of		Market
Shares		Value
	COMMON STOCK (Continued)
	INDUSTRIALS - 12.89%
	Diversified Commercial Services - 6.79%
4,600	Career Education Corporation*	$209,576
13,175	Cendant Corporation	322,524
8,900	Corinthian Colleges, Inc.*	220,186
		752,286

	Employment Services - 3.06%
11,400	Robert Half International Inc.	339,378

	Industrial Conglomerates - 3.04%
10,150	Tyco International Ltd.	336,371
	INDUSTRIALS Total	1,428,035

	INFORMATION TECHNOLOGY - 29.83%
	Application Software - 2.21%
4,500	Electronic Arts Inc.*	245,475

	Computer Storage & Peripherals - 1.75%
9,000	Network Appliance, Inc.*	193,770

	Electronic Equipment & Instruments - 2.79%
19,375	Flextronics International Ltd.*	309,031

	Internet Software & Services -1.49%
26,905	Retek Inc.*	165,197

	Networking Equipment - 4.81%
12,100	Cisco Systems, Inc.*	286,770
10,000	Juniper Networks, Inc.*	245,700
		532,470

See accompanying Notes to the Financial Statements.

Kit Cole Strategic Growth Fund Schedule of Investments (continued)
June 30, 2004

Number of		Market
Shares		Value
	COMMON STOCK (Continued)
	INFORMATION TECHNOLOGY (Continued)
	Semiconductors - 2.62%
10,516	Intel Corporation	$290,242

	Systems Software - 5.41%
10,000	Open Solutions Inc.*	249,800
8,000	Symantec Corporation*	350,240
		600,040

	Telecommunications Equipment - 8.75%
21,900	Corning Incorporated*	286,014
61,900	Lucent Technologies Inc.*	233,982
12,350	Nokia Oyj - ADR	179,569
54,050	Nortel Networks Corporation*	269,709
		969,274
	INFORMATION TECHNOLOGY Total	3,305,499
	COMMON STOCK Total
	(Cost $8,790,501)	10,159,412

See accompanying Notes to the Financial Statements.

Kit Cole Strategic Growth Fund Schedule of Investments (continued)
June 30, 2004

Principal		Market
Amount		Value
	SHORT-TERM INVESTMENTS - 14.71%
	Money Market Funds - 1.88%
$208,618	SEI Daily Income Trust Government Fund, 0.65%	$ 208,618

	U.S. Government - 10.83%
1,200,000	U.S. Treasury Bill, 0.96%; 7/15/04	1,199,529

	Variable Rate Demand Notes - 2.00%
87,959	American Family, 0.88%,#	87,959
133,105	Wisconsin Corporate Central Credit Union, 1.03%,#	133,105
		221,064
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,629,211)	1,629,211
	TOTAL INVESTMENTS - 106.40%
	(Cost $10,419,712)	11,788,623
	Liabilities in excess of Other Assets - (6.40)%	(708,948)
	Total Net Assets - 100.00%	$11,079,675

*	Non-income producing security.
ADR - American Depositary Receipt
#	Variable rate demand notes are considered short-term obligations and are payable on demand at the market value. The interest rates change periodically at specified dates. The rates shown are as of June 30, 2004.

See accompanying Notes to the Financial Statements.

Kit Cole Strategic Growth Fund Statement of Assets and Liabilities
June 30, 2004

ASSETS:
Investments in securities, at market value (cost: $10,419,712)	$11,788,623
Cash	12,577
Receivables
Dividends and interest	511
Fund shares issued	57
Due from Advisor	10,271
Other assets	5,512
Total assets	11,817,551

LIABILITIES:
Payables
Investment securities purchased	656,948
Distribution fees	45,125
Administration fees	7,490
Transfer agent fees	7,225
Accrued expenses	21,088
Total liabilities	737,876
Total net assets	$11,079,675

NET ASSETS CONSIST OF:
Capital stock	$14,948,733
Accumulated undistributed net realized loss on investments	(5,237,969)
Unrealized appreciation on investments	1,368,911

Total net assets	$11,079,675

Shares outstanding (unlimited shares of no par value authorized)	2,512,448

Net asset value, offering and redemption price per share	$ 4.41

See accompanying Notes to the Financial Statements.

Kit Cole Strategic Growth Fund Statement of Operations
June 30, 2004

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $653)	$37,782
Interest income	7,965
Total investment income	45,747

Advisory fees	120,547
Administration fees	46,356
Professional fees	46,023
Shareholder servicing fees and expenses	40,257
Fund accounting fees	25,884
Distribution (12b-1) fees	24,109
Federal and state registration	22,578
Trustees fees and expenses	6,459
Insurance	5,586
Custody fees	5,256
Reports to shareholders	4,761

Total expenses before Advisor reimbursement	347,816
Less fees and expenses reimbursed and waived by Advisor	(154,941)
Net expenses	192,875
Net investment loss	(147,128)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(571,507)
Net change in unrealized appreciation on investments	1,144,028
Net realized and unrealized gain (loss) on investments	572,521

Net increase in net assets resulting from operations	$425,393

See accompanying Notes to the Financial Statements.

Kit Cole Strategic Growth Fund Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	June 30, 2004	June 30, 2003
OPERATIONS:
Net investment loss	$(147,128)	$(51,956)
Net realized loss on investments	(571,507)	(601,367)
Net change in unrealized
appreciation on investments	1,144,028	529,506
Net increase (decrease) in assets
resulting from operations	425,393	(123,817)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,229,132	2,587,212
Cost of shares redeemed	(1,185,667)	(852,252)
Net increase in net assets
from capital share transactions	5,043,465	1,734,960

TOTAL INCREASE IN NET ASSETS	5,468,858	1,611,143

NET ASSETS:
Beginning of year	5,610,817	3,999,674

End of year	$11,079,675	$5,610,817

See accompanying Notes to the Financial Statements.

16

Kit Cole Strategic Growth Fund Financial Highlights

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
	Year	Year	Year	November 7,
	Ended	Ended	Ended	2000[1] Through
	June 30,	June 30,	June 30,	June 30,
	2004	2003	2002	2001
NET ASSET VALUE:
Beginning of period	$4.06	$4.25	$6.57	$10.00
OPERATIONS:
Net investment loss[2]	(0.06)	(0.04)	(0.07)	(0.05)
Net realized and unrealized
gain (loss) on
investment securities	0.41	(0.15)	(2.25)	(3.38)
Total from operations	0.35	(0.19)	(2.32)	(3.43)
NET ASSET VALUE:
End of period	$4.41	$4.06	$4.25	$6.57

Total return	8.62%	-4.47%	-35.31%	-34.30%[3]
Net assets at end of period
(000s omitted)	$11,080	$5,611	$4,000	$5,183
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	3.61%	6.41%	5.44%	5.00%[4]
After expense reimbursement	2.00%	2.00%	2.00%	2.00%[4]
RATIO OF NET INVESTMENT
LOSS TO AVERAGE NET ASSETS:
Before expense reimbursement	-3.13%	-5.95%	-4.87%	4.16%[4]
After expense reimbursement	-1.52%	-1.54%	-1.43%	-1.16%[4]
Portfolio turnover rate	88%	95%	134%	82%

[1]	Commencement of Operations.
[2]	Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to the Financial Statements.

Kit Cole Strategic Growth Fund Notes to the Financial Statements
June 30, 2004

1.    ORGANIZATION:
The Kit Cole Strategic Growth Fund (the "Fund") is a series of Kit Cole Investment Trust (the "Trust"), a business trust organized on March 27, 2000 in the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. Kit Cole Strategic Growth Fund is currently the only series of the Trust. The Fund commenced operations on November 7, 2000. Kit Cole Investment Advisory Services, Inc. serves as the investment advisor (the "Advisor") for the  Fund and is responsible for managing the Fund’s portfolio of securities.  The objective of the Fund is the long-term growth of investment capital.

2.    SIGNIFICANT ACCOUNTING
a) Organization and Prepaid Registration Expenses
Expenses incurred by the Trust in connection with the organization and POLICIES the initial public offering of shares were expensed as incurred. Prepaid registration expenses are deferred and amortized over the period of benefit.

b) Investment Valuation
Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and money market instruments are valued at the close of the NYSE. The value of these securities used in computing the NAV of each class is determined as of such time. Variable rate demand notes are valued at amortized cost, which approximates market value.

c) Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required. Accounting principles generally accepted in the United States require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

Kit Cole Strategic Growth Fund
Notes to the Financial Statements (continued)
June 30, 2004
As a result of permanent book-to-tax differences relating to a net operating loss at June 30, 2004, reclassifications were recorded to increase accumulated net investment loss and decrease paid in capital by $147,128.

As of June 30, 2004, the Fund had realized capital losses of $347,277 during the period November 1, 2003 through June 30, 2004, which are treated for federal income tax purposes as arising in the tax year ended June 30, 2005.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had accumulated capital loss carryforwards for tax purposes of $2,002,214, $2,004,942, $431,733 and $417,463 which will expire on June 30, 2009, June 30, 2010, June 30, 2011 and June 30, 2012, respectively.

As of June 30, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$10,454,052

Gross unrealized appreciation	$1,772,714
Gross unrealized depreciation	(438,143)
Net unrealized appreciation	$1,334,571

Cumulative tax cost adjustment	$34,340
Undistributed ordinary income	—
Undistributed long-term capital gains	—
$—

Other accumulated gains/(losses)	$(5,237,969)
Total accumulated earnings/(losses)	$(3,869,058)

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sale losses.

Kit Cole Strategic Growth Fund
Notes to the Financial Statements (continued)
June 30, 2004
d) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

e) Other
Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS  The Trust has an Investment Advisory Agreement (the "Agreement") with the Advisor, with whom certain officers and one Trustee of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Advisor has agreed to voluntarily waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) do not exceed 2.00% of its average daily net assets until September 30, 2005. After September 30, 2005, the Advisor may terminate or revise the total annual operating expense limitations at any time. Any waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.00%, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three to five years from the year in which such amount was waived or reimbursed. Accordingly, waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Kit Cole Strategic Growth Fund
Notes to the Financial Statements (continued)
June 30, 2004
Year of Expiration	Recoverable Amount
6/30/06	$189,717
6/30/06	147,312
6/30/07	149,162
6/30/07	154,941

4.    DISTRIBUTION    The Trust, on behalf of the Fund, has adopted a distribution plan
    PLAN    pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which provides that the Fund may reimburse the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan may be used to compensate or reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5.    INVESTMENT    The aggregate purchases and sales of securities, excluding short-term
TRANSACTIONS	investments, by the Fund for the year ended June 30, 2004 were as follows:

	Purchases		Sales
U.S.			U.S.
Government		Other	Government	Other
$0	$12,539,710		$0	$7,421,960

	Year	Year
	Ended	Ended
	June 30, 2004	June 30, 2003

Shares sold	1,402,262	680,586
Shares redeemed	(273,403)	(237,251)
Net increase
in shares	1,128,859	443,335

Shares outstanding:
Beginning of year	1,383,589	940,254
End of year	2,512,448	1,383,589

6.	SHARES OF BENEFICIAL INTEREST

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees Kit Cole Investment Trust San Rafael, California

We have audited the accompanying statements of assets and liabilities of Kit Cole Strategic Growth Fund, a series of shares of Kit Cole Investment Trust, including the schedule of investments, as of June 30, 2004, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the prior years in the period ended June 30, 2002 were audited by other auditors whose reports dated August 19, 2002 and July 19, 2001 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kit Cole Strategic Growth Fund as of June 30, 2004, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                TAIT, WELLER & BAKER

Philadelphia, Pennsylvania July 23, 2004

Kit Cole Strategic Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

INDEPENDENT TRUSTEES:
# of
Portfolios
in Fund
	Position(s)	Term of Office		Complex
Name, Age	Held with	and Length of	Principal Occupation	Overseen	Other Directorships
and Address	the Trust	Time Served	During Past Five Years	by Trustee	Held by Trustee

Nancy K. House	Trustee	Indefinite Term,	Limited Partner and Member	1	None
(54)		1 Year Served	of the Board of Directors,
25295 La Loma Drive			San Francisco Baseball
Los Altos Hills, CA			Associates, 1999-present;
94022			Council of 100, San Jose
Museum of Art, 1997-1999.

Deborah J.	Trustee	Indefinite Term,	Chairperson, San Francisco	1	The Hamlin School
Magowan		4 Years Served	Fall Antique show, 1996 to		1990-1996
(58)			2003; Trustee, The
851 Irwin St.			Hamlin’s School, 1990-1996.
San Rafael, CA
94901

Lilly Stamets	Trustee	Indefinite Term,	Executive Vice President,	1	None
(57)		4 Years Served	California Host (corporate
851 Irwin St.			event management),
San Rafael, CA			2001 - Present; Retail
94901			Operations Manager, The
Academy Store (retail store
at the California Academy of
Sciences), 1995 - 2001;
Principal, Premier Consulting
Services (retailer consultants),
1995 - Present.
INTERESTED TRUSTEES:
Kit M. Cole	President	Indefinite Term,	CEO and Founder, Kit Cole	1	San Rafael Bancorp;
(63)	and Chief	4 Years Served	Investment Advisory Services,		Marin Advisors, Inc.;
851 Irwin Street	Executive		1977 - Present.		Cole Financial Ventures,
San Rafael, CA	Officer,				Inc.; Tamalpais Bank;
94901	Chairperson				Novato Community
	and Trustee				Bank; New West
Bancshares

OFFICERS:
Jeff Tappan	Executive	Indefinite Term	Project Manager and Fixed	1	San Rafael Bancorp;
(39)	Vice	4 Years Served	Income Manager, Kit Cole		Tamalpais Bank;
851 Irwin St.	President,		Investment Advisory Services,		Kit Cole Investment
San Rafael, CA	Secretary &		1989 - Present.		Advisory Services
94901	Treasurer

Kit Cole Strategic Growth Fund
AVAILABILITY OF PROXY VOTING INFORMATION (Unaudited)

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling 1-866-548-2653 or by accessing the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Advisor
Kit Cole Investment Advisory Services
851 Irwin Street, Suite 301
San Rafael, CA 94901

Distributor
Quasar Distributors, LLC
615 E. Michigan Street, Suite 200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Fund Administration,
Fund Accounting,
Transfer Agent, Dividend
Paying Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Independent Auditors
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, WI 53202

Annual Report

June 30, 2004

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2004	FYE 06/30/2003
Audit Fees	$11,000	$10,000
Audit-Related Fees	-	-
Tax Fees	$2,000	$1,400
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 06/30/2004	FYE 06/30/2003
Registrant	$2,000	$1,400
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 10. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kit Cole Investment Trust

By (Signature and Title) /s/ Kit M. Cole
Kit M. Cole, President

Date September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kit M. Cole
Kit M. Cole, President

Date September 3, 2004

By (Signature and Title)* /s/ Jeff Tappan
Jeff Tappan, Treasurer

Date September 3, 2004